[THE AMERICAN FUNDS GROUP(R)]

THE GROWTH FUND OF AMERICA

INVESTING FOR GROWTH
25 YEARS

[watermark:  depiction of line graph]
Semi-Annual Report for the six months ended February 28, 1999

THE GROWTH FUND OF AMERICA(R) invests in a wide range of companies that appear to offer superior opportunities for growth of capital.
The Growth Fund of America is one of the 28 mutual funds in The American Funds Group,(r) the nation's third-largest mutual fund family. For more than six decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.


ON OUR COVER:

This year The Growth Fund of America celebrates its 25th anniversary under the management of Capital Research and Management Company. The sketch of how an investment in the fund has grown since December 1, 1973, illustrates that investing for growth is unpredictable in the short run but can be rewarding for long-term investors.


RESULTS AT A GLANCE (THROUGH 2/28/99)

                 Total               Average annual
                 returns             compound returns
6 months         +42.6%              -
12 months        +26.4               -
5 years          +153.3              +20.4%
10 years         +401.1              +17.5
Lifetime*        +5,807.0            +17.5

All figures assume reinvestment of distributions.

*Since 12/1/73, when Capital Research and Management Company became the fund's investment adviser.

Fund results in this report were computed without a sales charge, unless otherwise indicated. Here are the fund's total returns and average annual compound returns with all distributions reinvested for periods ended March 31, 1999 (the most recent calendar quarter), assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods - 10 years: +372.55%, or +16.80% a year; 5 years: +155.47%, or +20.63% a year; 12 months: +17.82%. Sales charges are lower for accounts of $50,000 or more.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY.


FELLOW SHAREHOLDERS:

We are pleased to report exceptional gains for the first half of The Growth Fund of America's 1999 fiscal year. In fact, this period is the second most successful fiscal half-year in the 25 years the fund has been managed by Capital Research and Management Company.

Over the six months ended February 28, the value of your shares increased 42.6% if you reinvested the dividend of 9 cents a share and the capital gain distribution of $2.21 a share paid in December. The fund's gains handily outpaced the unmanaged Standard & Poor's 500 Stock Composite Index,* which rose 30.3% during the period. Meanwhile, the Lipper Capital Appreciation Funds Index rose 29.5% and the Lipper Growth Funds Index rose 31.9%.

You should keep in mind, however, the effect of timing on the fund's reported gains. The beginning of the fund's 1999 fiscal year coincided with the bottom of last year's 19% market decline (the fund reported a loss of 0.2% in fiscal 1998, which ended on the day the market hit its low). Another way to look at the fund's results would be to measure gains from last year's market peak on July 17; measured in that way, the fund's return through the end of February would have been 12.8% versus 5.1% for the S&P 500 - respectable, to be sure, but not as spectacular in an absolute sense as our reported results might indicate.

These ups and downs illustrate the volatility that often accompanies investing for growth. Fortunately, growth investing is also associated with long-term rewards for patient investors. The fund's 12-month return and average annual lifetime return (since December 1, 1973) compare favorably with the S&P 500 and most similar funds, as shown below.

                                                                       LIFETIME AVERAGE
                                    12-MONTH TOTAL RETURNS             ANNUAL COMPOUND RETURNS
                                    (3/1/98-2/28/99)                   (12/1/73-2/28/99)
The Growth Fund of America          +26.4%                             +17.5%
S&P 500                             +19.7                              +14.9
Lipper Capital Appreciation         +11.1                              +14.4
 Funds Index
Lipper Growth Funds Index           +17.5                              +13.8

[Begin Footnote]
*Standard & Poor's 500 Stock Composite Index tracks 500 relatively large companies listed primarily on U.S. exchanges. The index is weighted by market value, which means the largest companies have the greatest effect on returns. [End Footnote]


TECHNOLOGY STOCKS SURGE

The remarkable recovery of technology stocks helped drive the fund on its strong upward trend. Technology companies began to emerge from the slump precipitated by the 1997 Asian financial crisis. A strong demand for semiconductor technologies helped buoy companies like Texas Instruments, whose stock rose 87% over the period. Texas Instruments is the leading maker of digital signal processors (DSPs), telecommunications chips that can process 1.6 billion instructions per second - 40 times the processing power of a typical computer modem chip. DSPs are used in cellular phones, modems, compact disk players and digital cameras.

Many of the fund's other technology holdings benefited from the explosive growth of the Internet. We have avoided the high valuations of many Internet stocks (the fund sold its remaining holdings in America Online at a considerable gain), choosing instead to invest in companies that provide infrastructure and technology for the Internet. Corning, a manufacturer of fiber-optic cables, saw its stock rise 117% over the period, while the stock of Ascend Communications, a maker of network data equipment, rose 120%. Semiconductor companies like Micron Technology (+153%) and PMC-Sierra (+132%) did very well, as did software companies like Intuit (+189%) and Oracle (+180%).


[Begin Sidebar]

LARGEST EQUITY HOLDINGS                           PERCENT OF
                                                  NET ASSETS
TIME WARNER                                       5.59%
VIACOM                                            3.90
COMCAST                                           3.32
FANNIE MAE                                        2.88
TELE-COMMUNICATIONS, LIBERTY MEDIA GROUP          2.72
PHILIP MORRIS                                     2.03
TEXAS INSTRUMENTS                                 1.95
NEWS CORP.                                        1.86
CENDANT                                           1.73
FDX                                               1.32

[End Sidebar]
MEDIA AND PHARMACEUTICAL COMPANIES ALSO PROSPER

Media and entertainment stocks also piggybacked on the growth of the Internet. Tele-Communications, TCI Group (+90%), Cox Communications (+68%) and other cable companies benefitted from building a new gateway to the Internet and providing other enhancements to consumers. Cable stocks also rose amid rapid consolidation in the industry. AT&T completed its acquisition of cable giant Tele-Communications in early March, and Comcast (+88%) announced plans to buy MediaOne Group soon after. Meanwhile, media companies like Time Warner (+60%) and Viacom (+78%), the fund's largest and second-largest holdings, continued to be rewarding investments.

Another positive development was the strong growth of pharmaceutical and biotechnology stocks. Investors renewed their confidence in companies working on promising new drugs with large market potentials. Gilead Sciences (+126%) and BioChem Pharma (+60%), both leading developers of antiviral drugs, saw their stocks rise significantly over the period. The stock of Immunex, a maker of drugs to treat cancer, arthritis and asthma, increased a spectacular 180%. Amgen and Genentech, biotechnology companies with strong growth prospects, were recently added to the fund's portfolio.

Hurt by the global depression of commodity prices, energy and chemical stocks were among the few that did not fare well over the period. Oil prices dipped below $10 a barrel in mid-February, a 25-year low. The stock of Monsanto, the agro-chemical giant, was down 17%, while that of Enterprise Oil, a leading oil exploration and production company, fell 30%. Overall, chemical and energy companies constitute a small part of the fund's portfolio.


LOOKING AHEAD

We are fortunate to be living through an economic boom that has turned out to be the longest in U.S. history. In the coming months, we hope to see a broadening of the stock market, away from an intense focus on a small number of very large companies. Through careful research, we will continue to seek out promising opportunities among small and medium-size companies, as well as among large, more established ones.

The fund's exceptional gains during the past six months were due to a convergence of favorable developments in the technology, media and health care sectors. Of the 151 companies held in the fund's portfolio for the entire six-month period, only 23 declined in value. We would observe that such gains, while gratifying, are unusual. We urge you to take a long view of the ups and downs of growth investing. Staying the course and adopting a long-term perspective can help you reap the potential rewards of investing in growing companies.


Cordially,

/s/James F. Rothenberg      /s/James E. Drasdo
James F. Rothenberg        James E. Drasdo

Chairman of the Board      President


The Growth Fund of America, Inc.
Investment Portfolio, February 28, 1999

[begin pie chart]
Largest Industry Holdings
-----------------------------
Broadcasting & Publishing                                                    24.33
Electronic Components                                                        11.64
Data Processing & Reproduction                                                8.05
Health & Personal Care                                                        6.17
Business & Public Services                                                    5.60
Other Industries                                                             32.54
Cash & Equivalents                                                           11.67
[end pie chart]



                                                                                      Market  Percent
                                                                                       Value   of Net
EQUITY SECURITIES (Common & Preferred Stocks)                              Shares      (000)   Assets
--------------------------------------------                             --------   -------- --------

Broadcasting & Publishing - 24.33%
Time Warner Inc.                                                        14,746,500  $951,149     5.59%
Viacom Inc., Class B (1)                                                 6,700,000    592,112
Viacom Inc., Class A (1)                                                   814,700     71,133     3.90
Comcast Corp., Class A, special stock                                    6,687,262    474,378
Comcast Corp., Class A                                                   1,350,000     91,631     3.32
Tele-Communications, Inc., Series A, Liberty Media Group (1)             8,606,655    463,684     2.72
News Corp. Ltd., preferred (ADR) (Australia)                             6,153,750    161,536
News Corp. Ltd. (ADR)                                                    5,450,000    154,644     1.86
CSC Holdings, Inc., Class A (1)                                          3,100,000    201,500     1.18
Tele-Communications, Inc., Series A, TCI Ventures Group (1)              6,318,982    174,957     1.03
Cox Communications, Inc., Class A (1)                                    2,350,000    166,263      .98
Fox Entertainment Group, Inc., Class A (1)                               6,240,000    162,240      .95
Tele-Communications, Inc., Series A,  TCI Group (1)                      2,300,000    144,469      .84
USA Networks, Inc. (1)                                                   3,520,000    139,920      .82
CANAL + (France)                                                           195,100     61,172      .36
Century Communications Corp., Class A (1)                                1,505,000     52,205      .31
Chris-Craft Industries, Inc. (1)                                         1,218,000     51,613      .30
E.W. Scripps Co., Class A                                                  271,400     11,127      .07
Chancellor Media Corp., Class A (1)                                        214,300      9,376      .06
BHC Communications, Inc., Class A (1)                                       62,840      7,195      .04

Electronic Components - 11.64%
Texas Instruments Inc.                                                   3,720,000    331,777     1.95
Intel Corp.                                                              1,620,000    194,299     1.14
Micron Technology, Inc. (1)                                              3,318,300    191,217     1.12
Corning Inc.                                                             2,627,900    140,593      .83
Altera Corp. (1)                                                         2,750,000    133,719      .79
Linear Technology Corp.                                                  2,600,000    113,912      .67
Sanmina Corp. (1)                                                        1,800,000     94,050      .55
PMC-Sierra, Inc. (1)                                                     1,303,300     92,371      .54
ADC Telecommunications, Inc. (1)                                         2,200,000     89,100      .52
Maxim Integrated Products, Inc. (1)                                      1,757,100     73,249      .43
Quantum Corp. (1)                                                        4,450,000     73,147      .43
Microchip Technology Inc. (1,2)                                          2,675,000     72,894      .43
Seagate Technology (1)                                                   2,500,000     72,344      .43
Adaptec, Inc. (1)                                                        3,400,000     67,787      .40
LSI Logic Corp. (1)                                                      2,000,000     51,875      .30
Analog Devices, Inc. (1)                                                 2,033,333     50,960      .30
Advanced Micro Devices, Inc. (1)                                         2,020,500     36,116      .21
National Semiconductor Corp. (1)                                         2,747,930     28,853      .17
Newbridge Networks Corp. (Canada) (1)                                    1,100,000     26,812      .16
Tellabs, Inc. (1)                                                          235,000     18,815      .11
SCI Systems, Inc. (1)                                                      554,400     17,152      .10
Level One Communications, Inc. (1)                                         300,000     10,050      .06

Data Processing & Reproduction - 8.05%
Oracle Corp. (1)                                                         2,925,000    163,434      .96
PeopleSoft, Inc. (1)                                                     8,100,000    152,887      .90
Solectron Corp. (1)                                                      2,942,000    131,471      .77
Computer Associates International, Inc.                                  3,025,000    127,050      .75
Storage Technology Corp. (1)                                             3,100,000    107,919      .63
Intuit Inc. (1)                                                            978,600     96,820      .57
Microsoft Corp. (1)                                                        620,000     93,077      .55
Cisco Systems, Inc. (1)                                                    900,000     88,031      .52
Silicon Graphics, Inc. (1)                                               4,975,500     79,297      .47
Autodesk, Inc.                                                           1,669,000     66,969      .39
International Business Machines Corp.                                      325,000     55,250      .32
Gateway 2000, Inc. (1)                                                     700,000     50,881      .30
Lexmark International Group, Inc., Class A (1)                             375,000     38,695      .23
Ascend Communications, Inc. (1)                                            300,000     23,081      .14
Compaq Computer Corp.                                                      600,000     21,150      .12
Data General Corp. (1)                                                   1,520,000     20,995      .12
Sequent Computer Systems, Inc. (1)                                       1,980,000     18,872      .11
Vantive Corp. (1)                                                        1,305,000     15,007      .09
3Com Corp. (1)                                                             400,000     12,575      .07
Mentor Graphics Corp. (1)                                                  515,000      7,210      .04

Health & Personal Care - 6.17%
Sepracor Inc. (1)                                                        1,100,000    137,225      .81
Immunex Corp. (1)                                                          840,000    118,860      .70
Forest Laboratories, Inc. (1)                                            2,250,000    111,234      .65
Guidant Corp.                                                            1,820,000    103,740      .61
Amgen Inc. (1)                                                             700,000     87,412      .51
Zeneca Group PLC (United Kingdom)                                        1,950,000     81,152      .48
Gilead Sciences, Inc. (1)                                                1,495,000     61,669      .36
Eli Lilly and Co.                                                          500,000     47,344      .28
Genentech, Inc.(1)                                                         500,000     39,906      .23
Astra AB, Class A (ADR) (Sweden)                                         2,000,000     39,625      .23
Pfizer Inc                                                                 300,000     39,581      .23
BioChem Pharma Inc. (Canada) (1)                                         1,600,000     39,300      .23
Warner-Lambert Co.                                                         400,000     27,625      .16
Alza Corp. (1)                                                             500,000     26,219      .16
Avon Products, Inc.                                                        500,000     20,812      .12
NeXstar Pharmaceuticals, Inc. (1,3)                                      1,000,000     13,813
NeXstar Pharmaceuticals, Inc. (1)                                          200,000      2,762      .10
Pharmacia & Upjohn, Inc.                                                   290,000     15,805      .09
Medtronic, Inc.                                                            180,000     12,713      .08
Gensia Sicor Inc. (1)                                                    1,332,202      6,161
Gensia Sicor Inc. (1,3)                                                  1,125,000      5,203      .07
Gensia Sicor Inc., warrants, expire 2002 (1,3)                           1,125,000        246
Guilford Pharmaceuticals, Inc. (1)                                         900,000     11,419      .07

Business & Public Services - 5.60%
Cendant Corp. (1)                                                       17,771,900    294,347     1.73
FDX Corp. (1)                                                            2,350,000    224,425     1.32
Waste Management, Inc.                                                   1,400,000     68,425      .40
Allied Waste Industries, Inc. (1)                                        3,455,000     67,373      .40
First Data Corp.                                                         1,200,000     45,900      .27
Columbia/HCA Healthcare Corp.                                            2,450,000     43,794      .26
Republic Industries, Inc. (1)                                            3,500,000     42,875      .25
Apollo Group, Inc. (1)                                                   1,200,000     36,075      .21
Modis Professional Services, Inc. (1)                                    2,500,000     34,219      .20
Universal Health Services, Inc., Class B (1)                               600,000     24,375      .14
Paychex, Inc.                                                              460,000     19,493      .11
Snyder Communications, Inc. (1)                                            500,000     17,125      .10
Cambridge Technology Partners (Massachusetts), Inc. (1)                    400,000     10,050      .06
TeleTech Holdings, Inc. (1)                                              1,261,900      8,833      .05
Pittston Brink's Group                                                     350,000      8,575      .05
Concord EFS, Inc. (1)                                                      250,000      7,984      .05

Financial Services - 4.20%
Fannie Mae                                                               7,011,600    490,812     2.88
SLM Holding Corp.                                                        1,780,000     76,318      .45
Household International, Inc.                                            1,300,000     52,813      .31
Providian Financial Corp.                                                  500,000     51,063      .30
Capital One Financial Corp.                                                350,000     44,669      .26

Leisure & Tourism - 3.75%
Walt Disney Co.                                                          4,080,000    143,565      .84
Starbucks Corp. (1)                                                      2,100,000    111,038      .65
Mirage Resorts, Inc. (1)                                                 5,520,000    107,640      .63
MGM Grand, Inc. (1)                                                      2,600,000     98,150      .58
King World Productions, Inc. (1,2)                                       3,674,000     97,131      .57
Carnival Corp., Class A                                                  1,829,800     81,426      .48

Telecommunications - 2.68%
AirTouch Communications (1)                                              2,140,000    194,874     1.14
Nextel Communications, Inc., Class A (1)                                 2,545,500     76,524      .45
MCI WorldCom, Inc. (1)                                                     800,000     66,000      .39
Crown Castle International Corp. (1)                                     2,000,000     34,000      .20
Teleglobe Inc. (Canada)                                                  1,018,779     31,964      .19
Sprint Corp.                                                               250,000     21,453      .13
Paging Network, Inc. (1)                                                 5,000,000     20,000      .12
American Tower Systems Corp., Class A (1)                                  400,000     10,725      .06

Beverages & Tobacco - 2.58%
Philip Morris Companies Inc.                                             8,850,000    346,256     2.03
PepsiCo, Inc.                                                            1,250,000     47,031      .28
Seagram Co. Ltd. (Canada)                                                  710,000     32,926      .19
RJR Nabisco Holdings Corp.                                                 500,000     13,656      .08

Transportation: Airlines - 2.28%
Southwest Airlines Co.                                                   6,439,512    193,990     1.14
AMR Corp. (1)                                                            2,360,000    130,833      .77
Delta Air Lines, Inc.                                                    1,030,000     62,637      .37

Insurance - 2.20%
EXEL Ltd., Class A (Incorporated in Bermuda)                             2,961,500    181,392     1.07
American International Group, Inc.                                       1,000,000    113,938      .67
Mercury General Corp.                                                    1,275,000     44,466      .26
MGIC Investment Corp.                                                    1,000,000     34,063      .20

Merchandising - 1.66%
Limited Inc.                                                             2,868,000    101,814      .60
Lowe's Companies, Inc.                                                     800,000     47,450      .28
Consolidated Stores Corp. (1)                                            1,873,600     47,191      .28
Circuit City Stores, Inc. - Circuit City Group                             800,000     43,400      .25
Cardinal Health, Inc., Class A                                             310,950     22,447      .13
Intimate Brands, Inc., Class A                                             500,000     19,656      .12

Chemicals - 1.56%
Monsanto Co.                                                             4,106,500    187,102     1.10
Air Products and Chemicals, Inc.                                           800,000     25,700      .15
A. Schulman, Inc.                                                        1,522,500     25,121      .15
Millennium Chemicals Inc.                                                  900,000     16,256      .09
International Flavors & Fragrances Inc.                                    291,200     11,994      .07

Electronic Instruments - 1.30%
Applied Materials, Inc. (1)                                              3,033,300    168,727      .99
Perkin-Elmer Corp.                                                         528,800     50,104      .29
Security Dynamics Technologies, Inc. (1)                                   214,700      3,972      .02

Electical & Electronics - 1.17%
Northern Telecom Ltd. (Canada)                                           1,986,120    115,319      .68
General Instrument Corp. (1)                                             1,340,000     39,195      .23
Nokia Corp., Class A (ADR) (Finland)                                       210,000     28,481      .17
Telefonaktiebolaget LM Ericsson, Class B (ADR)   (Sweden)                  600,000     15,600      .09

Banking - 1.03%
Washington Mutual, Inc.                                                  1,534,000     61,360      .36
BankAmerica Corp.                                                          850,000     55,516      .33
Citigroup Inc.                                                             500,000     29,375      .17
Wells Fargo & Co.                                                          779,100     28,632      .17

Food & Household Products - .57%
Keebler Foods Co. (1)                                                    1,900,000     74,100      .44
Nabisco, Inc., Class A                                                     500,000     22,187      .13

Textiles & Apparel - .54%
NIKE, Inc., Class B                                                      1,700,000     91,163      .54

Energy Sources - .53%
TOTAL, Class B (ADR) (France)                                              750,000     38,719      .22
Talisman Energy Inc. (Canada) (1)                                        1,400,000     21,984      .13
Pogo Producing Co.                                                       1,994,400     18,448      .11
Enterprise Oil PLC (United Kingdom)                                      2,700,000     11,665      .07

Recreation & Consumer Products - .48%
Hasbro, Inc.                                                             2,200,000     81,400      .48

Miscellaneous Materials & Commodities - .39%
Sealed Air Corp. (1)                                                     1,300,000     65,975      .39

Aerospace & Military - .32%
Bombardier Inc., Class B (Canada)                                        2,350,000     34,488      .20
Gulfstream Aerospace Corp. (1)                                             458,000     20,495      .12

Energy Equipment - .23%
Schlumberger Ltd. (Netherlands Antilles)                                   650,000     31,566      .19
Baker Hughes Inc.                                                          400,000      7,200      .04

Transportation: Rail & Road - .17%
Wisconsin Central Transportation Corp. (1)                               2,124,300     29,209      .17

Industrial Components - .15%
Danaher Corp.                                                              541,000     26,103      .15

Machinery & Engineering - .14%
Thermo Electron Corp. (1)                                                1,725,000     23,827      .14

Real Estate - .04%
Catellus Development Corp. (1)                                             500,000      7,219      .04

Other equity securities in initial period of acquisition                              779,159     4.57
                                                                                  ---------- ----------
TOTAL EQUITY SECURITIES (cost: $8,787,550,000)                                     15,038,433    88.33

                                                                        Principal     Market
                                                                           Amount      Value Percent of
SHORT-TERM SECURITIES                                                       (000)     (000)  Net Assets
--------------------------------------------                           ---------- ---------- ----------

Corporate Short-Term Notes - 9.15%
Johnson & Johnson 4.70%-4.72% due 6/7-6/16/1999                           $109,500  $107,934     .63%
Coca-Cola Co. 4.74%-4.79% due 3/12-5/11/1999                               107,600    106,883      .63
E.I. du Pont de Nemours and Co. 4.79%-5.02% due 3/5-5/13/1999               86,500     86,060      .51
Bellsouth Capital Funding Corp. 4.74%-4.75% due 3/26-4/14/1999              72,000     71,623      .42
Walt Disney Co. 4.78%-4.96% due 3/2-6/14/1999                               68,581     68,000      .40
Eastman Kodak Co. 4.78%-4.80% due 3/8-5/7/1999                              67,600     67,155      .39
Minnesota Mining and Manufacturing Co. 4.78%-5.00% due 3/3-3/19/1999        65,000     64,888      .38
Emerson Electric Co. 4.78%-4.79% due 3/5-3/26/1999                          61,800     61,657      .36
Pfizer Inc 4.75%-4.80% due 3/9-3/29/1999                                    60,000     59,865      .35
Associates First Capital Corp. 4.80% due 3/16-4/26/1999                     60,000     59,650      .35
General Motors Acceptance Corp. 4.79%-4.80% due 3/1-4/20/1999               55,800     55,549      .32
American Express Credit Corp. 4.78%-4.80% due 3/11-3/23/1999                55,000     54,880      .32
Lucent Technologies Inc.4.78%-4.83% due 3/17-3/26/1999                      55,000     54,840      .32
H.J. Heinz Co. 4.77%-4.79% due 3/4-4/23/1999                                54,900     54,728      .32
Ford Motor Credit Co. 4.83%-4.85% due 4/16-4/27/1999                        51,500     51,160      .30
Atlantic Richfield Co. 4.83%-5.02% due 3/1-3/4/1999                         50,800     50,780      .30
Procter & Gamble Co. 4.78%-4.80% due 3/30-6/1/1999                          50,000     49,582      .29
Household Finance Corp. 4.80% due 3/22-4/13/1999                            47,500     47,266      .28
CIT Group Holdings, Inc. 4.80%-4.82% due 4/7-5/12/1999                      47,400     47,053      .28
International Lease Finance Corp. 4.75%-4.82% due 3/17-5/26/1999            47,227     46,838      .28
General Electric Capital Corp. 4.88% due 3/17/1999                          45,200     45,097      .26
A.I. Credit Corp. 4.75%-4.76% due 3/25-4/23/1999                            39,300     39,095      .23
American Home Products Corp. 4.78%-4.82% due 4/6-6/2/1999                   32,681     32,425      .19
Ciesco LP 4.78%-4.80% due 3/19-4/12/1999                                    32,400     32,252      .19
Ameritech Capital Funding Corp. 4.80% due 3/18/1999                         26,000     25,938      .15
Texaco Inc. 4.80% due 3/3/1999                                              25,000     24,990      .15
Warner-Lambert Co. 4.81% due 3/10/1999                                      23,700     23,668      .14
Chevron Transportation 4.83% due 4/12/1999                                  20,000     19,885      .12
SBC Communications Inc. 4.77% due 4/14/1999                                 20,000     19,880      .12
Colgate-Palmolive Co. 4.78% due 4/9/1999                                    19,000     18,899      .11
General Mills, Inc. 4.78% due 3/19/1999                                      9,800      9,775      .06

Federal Agency Discount Notes - 2.39%
Freddie Mac 4.68%-5.10% due 3//8-4/22/1999                                 250,729    249,823     1.47
Fannie Mae 4.70%-5.10% due 3/18-5/4/1999                                    88,700     88,124      .52
Federal Home Loan Banks 4.69%-4.98% due 3/3-5/5/1999                        68,515     68,148      .40
                                                                                  ---------- ----------

TOTAL SHORT-TERM SECURITIES (cost: $1,964,595,000)                                  1,964,390    11.54
                                                                                  ---------- ----------
TOTAL INVESTMENT SECURITIES (cost: $10,752,145,000)                                17,002,823    99.87
                                                                                  ---------- ----------
Excess of cash and receivables over payables                                           22,786      .13
                                                                                  ---------- ----------
NET ASSETS                                                                        $17,025,609  100.00%
                                                                                  ---------- ----------


(1)  Non-income-producing securities.

(2) The fund owns 5.27% and 5.14% of the outstanding voting securities of Microchip Tech and King World Productions, respectively, which represent investments in an affiliate as defined in the Investment Company Act of 1940.
(3) Purchased in a private placement transaction; resale to the public may require registration or sale only to qualified institutional investors.

ADR = American Depositary Receipt

See Notes to Financial Statements

The Growth Fund of America
Financial Statements
----------------------------------------------       ----------------  ----------------
Statement of Assets and Liabilities                                           Unaudited
at February 28, 1999                                                 (dollars in thousands)
Assets:
Investment securities at market
 (cost: $10,752,145)                                                        $17,002,823
Cash                                                                                211
Receivables for-
 Sales of investments                                        $84,304
 Sales of fund's shares                                       33,785
 Dividends and interest                                        3,680            121,769
                                                     ----------------  ----------------
                                                                             17,124,803
Liabilities:
Payables for-
 Purchases of investments                                     66,584
 Repurchases of fund's shares                                 18,926
 Management services                                           4,431
 Other expenses                                                9,253             99,194
                                                     ----------------  ----------------
Net Assets at February 28, 1999-
 Equivalent to $23.16 per share on
 735,248,303 shares of $0.10 par value
 capital stock outstanding (authorized
 capital stock--800,000,000 shares)                                         $17,025,609
                                                                       ================

----------------------------------------------       ----------------  ----------------

Statement of Operations                                                       Unaudited
for the six months ended February 28, 1999                           (dollars in thousands)

Investment Income:
Income:
 Dividends                                                $   34,556
 Interest                                                     45,682           $ 80,238
                                                     ----------------
Expenses:
 Management services fee                                      25,230
 Distribution expenses                                        17,647
 Transfer agent fee                                            5,922
 Reports to shareholders                                         329
 Registration statement and prospectus                           803
 Postage, stationery and supplies                              1,167
 Directors' fees                                                  97
 Auditing and legal fees                                          51
 Custodian fee                                                   156
 Other expenses                                                  161             51,563
                                                     ----------------  ----------------
 Net investment income                                                           28,675
                                                                       ----------------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                             1,101,416
Net increase in unrealized appreciation:
 on investments
 Beginning of period                                       2,366,879
 End of period                                             6,250,682          3,883,803
                                                     ----------------  ----------------
 Net realized gain and unrealized appreciation
  on investments                                                              4,985,219
                                                                       ----------------
Net Increase in Net Assets Resulting
 from Operations                                                          $   5,013,894
                                                                       ================
See Notes to Financial Statements


                                                                            (dollars in
                                                                             thousands)
----------------------------------------------       ----------------  ----------------
                                                     Six months ended        Year ended
Statement of Changes in Net Assets                   February 28, 199   August 31, 1998

Operations:
Net investment income                                  $      28,675      $      61,388
Net realized gain on investments                           1,101,416          1,530,218
Net increase (decrease) in unrealized appreciation
 on investments                                            3,883,803         (1,640,385)
                                                     ----------------  ----------------
 Net increase (decrease) in net assets
  resulting from operations                                5,013,894            (48,779)
                                                     ----------------  ----------------

Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income                         (59,243)           (75,837)
Distributions from net realized gain on
 investments                                              (1,454,752)        (1,201,719)
                                                     ----------------  ----------------
 Total dividends and distributions                        (1,513,995)        (1,277,556)
                                                     ----------------  ----------------

Capital Share Transactions:
Proceeds from shares sold: 71,129,834
 and 109,029,348 shares, respectively                      1,566,293          2,241,289
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on
 investments:  64,705,907 and 66,729,473 shares,
 respectively                                              1,419,578          1,225,124
Cost of shares repurchased: 57,959,548
 and 96,539,758 shares, respectively                      (1,258,605)        (1,987,987)
                                                     ----------------  ----------------

 Net increase in net assets resulting from
  capital share transactions                               1,727,266          1,478,426
                                                     ----------------  ----------------

Total Increase in Net Assets                               5,227,165            152,091

Net Assets:
Beginning of period                                       11,798,444         11,646,353
                                                     ----------------  ----------------
End of period (including accumulated excess
  distributions and undistributed net investment
  income: $51 and $37,030, respectively)                $ 17,025,609       $ 11,798,444
                                                     ================  ================

*Unaudited


THE GROWTH FUND OF AMERICA, INC.
NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

 ORGANIZATION - The Growth Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund invests in a wide range of companies that appear to offer superior opportunities for growth of capital.

 SIGNIFICANT ACCOUNTING POLICIES - The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

NON-U.S. CURRENCY TRANSLATION - Assets or liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. FEDERAL INCOME TAXATION - It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of February 28, 1999, net unrealized appreciation on investments for book and federal income tax purposes aggregated $6,250,678,000, of which $6,699,277,000 related to appreciated securities and $448,599,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the six months ended
February 28, 1999. Net losses related to non-U.S. currency transactions of $11,000 were treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities for book and federal income tax purposes was $10,752,145,000 at February 28, 1999.

3. FEES AND TRANSACTIONS WITH RELATED PARTIES

  INVESTMENT ADVISORY FEE - The fee of $25,230,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.50% of the first $1.0 billion of average net assets; 0.40% of such assets in excess of $1.0 billion but not exceeding $2.0 billion; 0.37% of such assets in excess of $2.0 billion but not exceeding $3.0 billion; 0.35% of such assets in excess of $3.0 billion but not exceeding $5.0 billion; 0.33% of such assets in excess of $5.0 billion but not exceeding $8.0 billion; 0.315% of such assets in excess of $8.0 billion but not exceeding $13.0 billion; 0.30% of such assets in excess of $13.0 billion but not exceeding $21.0 billion; and 0.29% of such assets in excess of $21.0 billion.

  DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the six months ended February 28, 1999, distribution expenses under the Plan were $17,647,000. As of February 28, 1999, accrued and unpaid distribution expenses were $8,625,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $3,530,000
 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

  TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $5,922,000.

  DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of February 28, 1999, aggregate amounts deferred and earnings thereon were $558,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

  The fund made purchases and sales of investment securities, excluding short-term securities, of $3,252,166,000 and $3,586,986,000, respectively, during the six months ended February 28, 1999.

  As of February 28, 1999, accumulated undistributed net realized gain on investments was $915,365,000 and additional paid-in capital was $9,786,088,000. The fund reclassified $6,513,000 from undistributed net investment income and $43,631,000 from undistributed net realized gains to additional paid-in capital for the six months ended February 28, 1999.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $156,000 includes $16,000 that was paid by these credits rather than in cash.

  Net realized currency losses on dividends, on a book basis, were $11,000 for the six months ended February 28, 1999.


Per-Share Data and Ratios /1/                 Six months
                                                  ended         Year EndedAugust      31
                                               Feb. 28,
                                               1999 /2/    1998       1997  1996   1995  1994
                                                ------- -------   ------- ---------------------
Net Asset Value, Beginning of Period             $17.95  $20.14    $15.39 $16.55 $13.81 $13.58
                                                ------- -------   ------- ---------------------
 Income from Investment Operations:
  Net investment income                             .04     .10       .13    .13    .13    .07
  Net gains(losses) on securities (both
   realized and unrealized)                        7.47    (.10)     5.59   (.01)  3.21    .71
                                                ------- -------   ------- ---------------------

   Total from investment operations                7.51     .00      5.72    .12   3.34    .78
                                                ------- -------   ------- ---------------------
 Less Distributions:
  Dividends (from net investment income)           (.09)   (.13)     (.11)  (.14)  (.08)  (.06)
  Distributions (from captital gains)             (2.21)  (2.06)     (.86) (1.14)  (.52)  (.49)
                                                ------- -------   ------- ---------------------
   Total distributions                            (2.30)  (2.19)     (.97) (1.28)  (.60)  (.55)
                                                ------- -------   ------- ---------------------
Net Asset Value, End of Period                   $23.16  $17.95    $20.14 $15.39 $16.55 $13.81
                                                ======= =======   ======= =====================

Total Return /3/                              42.55% /4/  (.24)%    38.54%   .90% 25.56%  5.98%


Ratios/Supplemental Data:
  Net assets, end of period (in millions)       $17,206 $11,798   $11,646 $8,511 $7,525 $5,427
  Ratio of expenses to average net
 assets                                        .35% /4/     .70%      .72%   .74%   .75%  .78%
  Ratio of net income to average net
 assets                                        .19% /4/     .48%      .73%   .82%   .90%  .49%
  Portfolio turnover rate                     24.57% /4/ 38.84%    34.10% 27.95% 26.90% 24.77%


/1/ Adjusted to reflect the 100% share dividend effective at the close of business on December 12, 1996.
/2/ Unaudited
/3/ Excludes maximum sales charge of 5.75%
/4/ Based on operations for the period shown and, accordingly, not representative of a full year.